UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 16, 2009
SCM MICROSYSTEMS, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	000-29440	77-0444317

(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)
Oskar-Messter-Str. 13
85737 Ismaning
Germany

(Address of Principal Executive Offices) (Zip code)
Registrant’s Telephone Number, Including Area Code: +49 89 95 95 5000

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A2 below):
☑     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into Material Agreement.

Item 2.02	Results of Operations and Financial Condition
The following information, including the text of the press release attached as an exhibit to this Form 8-K, is furnished pursuant to Item 2.02 of Form 8-K, “Results of Operations and Financial Condition.”
The information contained in this Current Report, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information contained in this Current Report shall not be incorporated by reference into any registration statement or other document or filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.
On November 16, 2009, SCM Microsystems, Inc. issued a press release announcing financial results for its 2009 fiscal third quarter ended September 30, 2009.
Forward Looking Statements
This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These include, without limitation, the statements by Felix Marx; our statements about the expected future benefits of our proposed combination with Bluehill ID, including the acceleration of our development of a leadership position in contactless markets and technology, the further diversification of our business geographically and our ability to replicate in the proposed combination with Bluehill ID the positive results from our merger with Hirsch. These statements are based on current expectations or beliefs, as well as a number of assumptions about future events that are subject to risks and uncertainties that may cause actual results to differ materially from those contemplated herein. Our financial results may not meet expectations. Readers should not unduly rely on these forward-looking statements, which are not a guarantee of future performance and are subject to a number of risks and uncertainties, many of which are outside our control, that could cause our actual business and operating results to differ, including, but not limited to, our ability to grow market share and revenues based on a strategy of participating in early stage markets for contactless products; the combination with Bluehill ID may not occur, and we may not be able to successfully integrate the Bluehill ID business into ours; our ability to successfully develop and introduce new products that satisfy the evolving and increasingly complex requirements of customers; the markets in which we participate or target may not grow, converge or standardize at anticipated rates or at all, including the government, payment and enterprise security markets that we are targeting; sales to a relatively small number of customers historically have accounted for a significant percentage of our revenues; we may not successfully compete in the markets in which we participate or target; competitors could take market share or create pricing pressure; the current economic conditions could negatively impact customer demand, the ability of our suppliers to produce and sell to us key components of our products, and/or our ability to access capital; and we may not be able to successfully maintain operating expenses at current or reduced levels. For a discussion of further risks and uncertainties related to our business, please refer to our public company reports, including our Annual Report on Form 10-K for the year ended December 31, 2008 and subsequent reports filed with the U.S. Securities and Exchange Commission.
IMPORTANT ADDITIONAL INFORMATION FILED WITH THE SEC
In connection with the proposed transaction SCM filed a registration statement on Form S-4 containing a proxy statement and prospectus for stockholders of SCM, which the SEC declared effective on November 12, 2009. STOCKHOLDERS OF SCM ARE URGED TO READ THE REGISTRATION STATEMENT, PROXY STATEMENT AND PROSPECTUS, AND OTHER DOCUMENTS FILED WITH THE SEC REGARDING THE PROPOSED TRANSACTION CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION.
Stockholders of SCM may obtain a copy of the proxy statement and prospectus, as well as SCM’s other filings, without charge, at the SEC’s Internet site (http://www.sec.gov). Copies of the proxy statement and prospectus can also be obtained, without charge, from the SCM corporate website at www.scmmicro.com, or by directing a request to SCM’s Investor Relations Department.
SCM Microsystems and its directors, executive officers and other employees may be deemed to be participants in the solicitation of proxies from the stockholders of SCM in connection with the proposed transaction. Information about

SCM’s directors and executive officers is available in the proxy statement and prospectus and other materials referred to in the proxy statement and prospectus.

Item 9.01.	Financial Statements and Exhibits.
(d)   Exhibits. 99.1     Press Release dated November 16, 2009.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 16, 2009	SCM MICROSYSTEMS, INC.
	By:	/s/ Martin Wimmer
Martin Wimmer
Vice President and Interim Chief Financial Officer

INDEX TO EXHIBITS

99.1	SCM Microsystems’ Press Release dated November 16, 2009 announcing financial results for the Company’s 2009 fiscal third quarter ended September 30, 2009.